EXHIBIT 10.2

AMENDATORY AGREEMENT

AMENDATORY AGREEMENT dated as of January 26, 2011, between NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation (“NPB”), NATIONAL PENN BANK, a national banking association (“Bank”), and H. Anderson Ellsworth (“Executive”).

BACKGROUND

1.   NPB, Bank and Executive entered into a certain Executive Agreement dated as of January 1, 2008 (the “Agreement”).

2.  Executive has been assigned increased duties and responsibilities.  Therefore, NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

1.  Amendment.  The reference to 150% of Executive’s “Base Salary” contained in Section 2 of the Agreement is hereby changed to be a reference to 200% of Executive’s “Base Salary”.

2.  Ratification.  As amended hereby, the Agreement is hereby ratified, confirmed and approved.

3.  Governing Law.  This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

NATIONAL PENN BANK

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Witness: /s/ Nancy Alaimo	/s/ H. Anderson Ellsworth
H. Anderson Ellsworth